UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
March 28, 2007
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.
ALTRA INDUSTRIAL MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33209 333-124944	61-1478870 30-0283143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hayward Street
Quincy, Massachusetts		02171
(Address of principal executive offices)		(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On March 28, 2007, Altra Industrial Motion, Inc. (the “Company”) issued a press release announcing that it has commenced a private “tack-on” offering of $105 million aggregate principal amount of its 9% senior secured notes due 2011 pursuant to Rule 144A and Regulation S under the Securities Act of 1933 (the “Securities Act”). The press release is attached hereto as Exhibit 99.1.
     As part of the offering materials prepared in connection with this private offering, the Company has disclosed certain unaudited pro forma financial data that give effect to the Company’s previously announced (but not yet completed) acquisition of TB Wood’s Corporation as well as certain other transactions described therein. The unaudited pro forma financial data is attached hereto as Exhibit 99.2 as is incorporated herein by reference.
     The unaudited pro forma financial data relates to Altra Industrial Motion, Inc. and not to Altra Holdings, Inc.
     The information furnished in Item 7.01 of this Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events
     The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 28, 2007.

99.2	Unaudited pro forma financial data.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.

/s/ Michael L. Hurt

Name:	Michael L. Hurt
Title:	Chief Executive Officer
Date: March 28, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION, INC.

/s/ Michael L. Hurt

Name:	Michael L. Hurt
Title:	Chief Executive Officer
Date: March 28, 2007

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